Exhibit 99.1

ADT Announces Closing of First-Priority Notes, Credit Agreement Amendment and Results of Tender Offer

BOCA RATON, Fla., Sept. 23, 2019 (GLOBE NEWSWIRE) – ADT Inc. (NYSE: ADT) (the “Company” or “ADT”), the number one smart home security provider serving residential and business customers across the United States and Canada, announced today that Prime Security Services Borrower, LLC, a Delaware limited liability company (the “Issuer”), and Prime Finance Inc., a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “Issuers”), its indirect wholly owned subsidiaries, have completed their previously announced offering (the “Offering”) of an additional $600 million aggregate principal amount of 5.750% first-priority senior secured notes due 2026, issued under the existing indenture, dated as of April 4, 2019 (the “Notes”). The Notes are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The gross proceeds from the Offering were $612 million and, together with the Refinancing Term Loans (as defined below), as well as borrowings under the Issuer’s revolving credit facility and cash on hand, will be used to (i) refinance approximately $3,414 million aggregate principal amount of term loans due 2022 outstanding under the First Lien Credit Agreement (as defined below), (ii) repurchase or redeem in full the outstanding $300 million aggregate principal amount of 5.250% First-Priority Senior Secured Notes due 2020 (the “2020 Notes”) of The ADT Security Corporation, a Delaware corporation and a wholly owned indirect subsidiary of the Company (“ADTSC”) and (iii) pay related fees and expenses in connection with the transaction.

The Notes were offered only to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act, and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

Credit Agreement Amendment

Also today, the Issuer entered into that certain Incremental Assumption and Amendment Agreement No. 9 (the “Credit Agreement Amendment”), by and among the Issuer, as borrower, Prime Security Services Holdings, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of the Company (“Holdings”), certain of the Issuer’s subsidiaries, the lenders party thereto, Barclays Bank PLC, as administrative agent (the “Administrative Agent”), and the other parties party thereto, which amends and restates that certain Eighth Amended and Restated First Lien Credit Agreement, dated as of July 1, 2015, as amended and restated on May 2, 2016, June 23, 2016, December 28, 2016, February 13, 2017, June 29, 2017, March 16, 2018, December 3, 2018 and March 15, 2019 (effective April 4, 2019) (the “First Lien Credit Agreement”), by and among the Issuer, as borrower, Holdings, the lenders party thereto from time to time, the Administrative Agent and the other parties named therein (as amended and restated by the Credit Agreement Amendment, the “Amended and Restated Credit Agreement”). Pursuant to the Credit Agreement Amendment, the Issuer incurred $3,110 million aggregate principal amount of term loans due 2026, subject to the repayment, extension or refinancing with longer maturity debt of certain of the Issuer’s other indebtedness (the “Refinancing Term Loans”).

The Credit Agreement Amendment amends the First Lien Credit Agreement to, among other things, (i) extend the maturity date of the term loans to the date that is seven years after the effective date of the Credit Agreement Amendment, subject to a springing maturity if certain long term indebtedness of the Issuer and its subsidiaries is not refinanced, (ii) reset the scheduled quarterly amortization payments to an annual amount equal to 1.0% of the original principal amount of the Refinancing Term Loans and (iii) make other changes to, among other things, provide the Issuer with additional flexibility to incur additional indebtedness and fund future distributions to the holders of our shares of common stock.

Tender Offer Results

The Company also announced the results of the previously announced tender offer to purchase for cash (the “Tender Offer”) any and all of the ADTSC’s 2020 Notes. As of 12:00 a.m., New York City time, at the end of September 19, 2019, the tender deadline with respect to the Tender Offer (the “Expiration Time”), ADT has been advised by D.F. King & Co., Inc., tender and information agent for the Tender Offer, that ADTSC has received tenders from the holders of $147,252,000 aggregate principal amount of the 2020 Notes pursuant to the Tender Offer, representing approximately 49.08% of the outstanding 2020 Notes, as well as $34,000 aggregate principal amount subject to the guaranteed delivery procedure described in the tender offer documents.

ADTSC has accepted for purchase all of the 2020 Notes validly tendered and not withdrawn prior to the Expiration Time. Each holder who validly tendered its 2020 Notes in the Tender Offer prior to the Expiration Time, and did not validly withdraw such notes, will receive $1,013.15 for each $1,000 principal amount of 2020 Notes. Payment for 2020 Notes validly tendered and not withdrawn will be promptly made in accordance with the terms of the tender offer.

Notice of Redemption

In addition, ADTSC delivered a Notice of Redemption (the “Redemption Notice”) today with respect to its outstanding 2020 Notes. The Redemption Notice was issued pursuant to the Indenture, dated as of March 19, 2014, as supplemented by the Officer’s

Certificate, dated as of December 18, 2014 (the “Officer’s Certificate”), the First Supplemental Indenture, dated as of April 8, 2016, the Second Supplemental Indenture, dated as of May 2, 2016, the Third Supplemental Indenture, dated as of November 15, 2017, the Fourth Supplemental Indenture, dated as of April 18, 2018, the Fifth Supplemental Indenture, dated as of August 17, 2018, the Sixth Supplemental Indenture, dated as of January 7, 2019, the Seventh Supplemental Indenture, dated as of January 30, 2019, and the Eighth Supplemental Indenture, dated as of March 12, 2019, among ADTSC, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, pursuant to which the 2020 Notes were issued (the “2020 Indenture”), and provided to redeem all of the outstanding 2020 Notes on October 23, 2019 (the “Redemption Date”) at a redemption price (the “Redemption Price”) calculated pursuant to the Officer’s Certificate, plus the accrued and unpaid interest on the 2020 Notes so redeemed (the “Redemption”). ADTSC shall calculate the final Redemption Price prior to the Redemption Date in accordance with the provisions of the 2020 Indenture.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About ADT

ADT is a leading security and automation provider serving residential and business customers across the United States and Canada. Ranked as the #1 Smart Home Security Provider*, ADT offers many ways to help protect customers by delivering lifestyle-driven solutions via professionally installed, do-it-yourself, mobile, and digital-based offerings for residential, small business, and larger commercial customers. Headquartered in Boca Raton, Florida, ADT is a purpose-driven company backed by approximately 19,000 employees, more than 200 sales and service locations, and 12 owned and operated monitoring centers connecting customers to lifesaving support for today’s ever-changing security needs, 24/7.

*	Strategy Analytics, “US Interactive Security: Self-installed, Professionally-Monitored Solutions Gaining Momentum,” April 2019.

Forward-Looking Statements

ADT has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Investor Relations:

Jason Smith

investorrelations@adt.com

Media Relations

Mónica Talán

mtalan@adt.com

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